EQ ADVISORS TRUSTSM
EQ/Equity 500 Index Portfolio
EQ/International Equity Index Portfolio
EQ/Large Cap Growth Index Portfolio

SUPPLEMENT DATED JULY 14, 2026 TO THE SUMMARY PROSPECTUSES AND PROSPECTUS DATED MAY 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectuses and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, the following changes are made to the Summary Prospectuses and Prospectus.

For EQ/Equity 500 Index Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by deleting the second paragraph in its entirety and replacing it with the following:

The Sub‑Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication technique. That is, the Portfolio generally seeks to hold all 500 companies in the S&P 500 Index in the exact weight each represents in the index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the S&P 500 Index, and the Portfolio may not track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flows into and out of the Portfolio, and differences between how and when the Portfolio and the S&P 500 Index are valued. The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

For EQ/International Equity Index Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by deleting the second paragraph in its entirety and replacing it with the following:

The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio is constructed and maintained by utilizing a replication technique. That is, the Portfolio generally seeks to hold all securities in the MSCI EAFE Index in the exact weight each security represents in the index, although in certain instances a sampling approach may be utilized. Individual securities holdings may differ from those of the MSCI EAFE Index, and the Portfolio may not track the performance of the MSCI EAFE Index perfectly due to expenses and transaction costs, the size and frequency of cash flows into and out of the Portfolio, and differences between how and when the Portfolio and the MSCI EAFE Index are valued.

For EQ/Large Cap Growth Index Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by deleting the second paragraph in its entirety and replacing it with the following:

The Sub‑Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication technique. That is, the Portfolio generally seeks to hold all securities in the Russell 1000 Growth in the exact weight each security represents in the index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Russell 1000 Growth, and the Portfolio may not track the performance of the Russell 1000 Growth perfectly due to expenses and transaction costs, the size and frequency of cash flows into and out of the Portfolio, and differences between how and when the Portfolio and the Russell 1000 Growth are valued. The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

For each of EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, and EQ/Large Cap Growth Index Portfolio, in the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Risks,” the risk factor entitled “Index Strategy Risk” is amended by adding the following sentence at the end of the first paragraph:

To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.

In the section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs — Principal Investment Risks,” the sixth sentence in the first paragraph of the risk factor entitled “Index Strategy Risk” is deleted in its entirety and replaced with the following:

Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that constitute the index, a Portfolio’s need to comply with certain regulatory restrictions that do not apply to the index, and a Portfolio’s valuation procedures also may affect a Portfolio’s performance.